UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2015

Tessera Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2015, Tessera Technologies, Inc. (the “Company”) announced its financial results for the third quarter of 2015. A copy of the Company’s press release announcing these financial results and other information regarding its financial condition is attached hereto as Exhibit 99.1 to this Form 8-K.

The information in Item 2.02 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2015, the Compensation Committee of the Board of Directors of the Company, in connection with its annual review of the Company’s severance and change of control agreements, approved amendments to the severance and change in control severance agreements that were set to expire in December 2015 with Thomas Lacey, the Company’s Chief Executive Officer, and new severance and change in control severance agreements with the other executive officers of the Company.

Amendments to Severance Arrangements with Thomas Lacey

Pursuant to the amendments to Mr. Lacey’s Severance Agreement (the “Lacey Severance Agreement”) and Change in Control Severance Agreement (the “Lacey Change in Control Severance Agreement”), the term of each agreement was extended by an additional two years, through December 9, 2017. Under the amended Lacey Severance Agreement, if Mr. Lacey is involuntarily terminated without cause or resigns for good reason, or Mr. Lacey’s employment terminates as a result of his death or permanent disability, Mr. Lacey shall, upon the effectiveness of a general release of claims by Mr. Lacey in favor of the Company, receive his fully earned but unpaid base salary and his earned but unpaid vacation through the date of separation, the amount of his annual bonus at target in accordance with the terms of the applicable bonus program, a lump sum payment equal to his annual base salary, continuation of health benefits for 18 months following termination, immediate acceleration of vesting of his time-based restricted stock unit awards as if Mr. Lacey had continued services to the Company for one year following the date of separation, extended exercisability of stock option awards for one year after the date of separation, and if such termination occurs more than six (6) months and one (1) day into the performance period then-underway (the “Current Performance Period”) under any performance-based equity award (each, a “Performance Award”), Mr. Lacey shall remain eligible to vest in such portion of the Performance Award as is attributable to the Current Performance Period in accordance with the terms of such Performance Award based on actual performance relative to the performance goals applicable to the Current Performance Period, which vesting shall be effective on the last day of the Current Performance Period (or such other settlement date as may be provided in the agreement evidencing the Performance Award). In addition to the foregoing, the amended Change in Control Severance Agreement provides that if Mr. Lacey is involuntarily terminated without cause or resigns for good reason, or Mr. Lacey’s employment terminates as a result of his death or permanent disability, within 18 months following a change in control, Mr. Lacey shall, upon the effectiveness of a general release of claims by Mr. Lacey in favor of the Company, also receive immediate acceleration of vesting in full of all equity awards, provided that Performance Awards shall vest as to the “target” number of shares subject to such award.

The foregoing provides only a brief description of the terms and conditions of the amendments to the Lacey Severance Agreement and the Lacey Change in Control Severance Agreement and is qualified in its entirety by reference to the full text of the amendments to the Lacey Severance Agreement and the Lacey Change in Control Severance Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, hereto and incorporated by reference herein.

New Severance Arrangements with Other Executive Officers

Effective October 28, 2015, the Company entered into new severance and change in control agreements with its other executive officers: Robert Andersen, the Company’s Executive Vice President and Chief Financial Officer,

and Craig Mitchell, the Company’s President of Invensas Corporation. Each of these new agreements will have a term of two years, and they will supersede the existing severance and change in control severance agreements with these executive officers.

Pursuant to the new severance agreements, if an executive officer is involuntarily terminated without cause or resigns for good reason, the executive officer shall, upon the effectiveness of a general release of claims by the executive officer in favor of the Company, receive his fully earned but unpaid base salary and his earned but unpaid vacation through the date of separation, the amount of his annual bonus at target in accordance with the terms of the applicable bonus program (prorated for the portion of the year prior to the date of termination), a lump sum payment equal to 75% of his annual base salary, and continuation of health benefits for 9 months following termination.

Pursuant to the new change in control severance agreements, if an executive officer is involuntarily terminated without cause or resigns for good reason, in each case within 18 months following a change in control, the executive officer shall, upon the effectiveness of a general release of claims by the executive officer in favor of the Company, receive his fully earned but unpaid base salary and his earned but unpaid vacation through the date of separation, the amount of his annual bonus at target in accordance with the terms of the applicable bonus program, a lump sum payment equal to 100% of his annual base salary, continuation of health benefits for 12 months following termination, and immediate acceleration of vesting in full of all time-based equity awards.

The foregoing provides only a brief description of the terms and conditions of the new severance and change in control severance agreements with our other executive officers and is qualified in its entirety by reference to the full text of the severance and change in control severance agreements with Messrs. Andersen and Mitchell, copies of which are filed as Exhibits 10.3 and 10.4, respectively, hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Severance Agreement, dated as of October 28, 2015, by and between Tessera Technologies, Inc. and Thomas Lacey

10.2	Amendment to Change in Control Severance Agreement, dated as of October 28, 2015, by and between Tessera Technologies, Inc. and Thomas Lacey

10.3	Form of Amended and Restated Severance Agreement by and between Tessera Technologies, Inc. and its other executive officers

10.4	Form of Amended and Restated Change in Control Severance Agreement by and between Tessera Technologies, Inc. and its other executive officers

99.1	Press Release dated November 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2015

TESSERA TECHNOLOGIES, INC.

By:	/s/ Robert Andersen
Name:	Robert Andersen
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Severance Agreement, dated as of October 28, 2015, by and between Tessera Technologies, Inc. and Thomas Lacey

10.2	Amendment to Change in Control Severance Agreement, dated as of October 28, 2015, by and between Tessera Technologies, Inc. and Thomas Lacey

10.3	Form of Amended and Restated Severance Agreement by and between Tessera Technologies, Inc. and its other executive officers

10.4	Form of Amended and Restated Change in Control Severance Agreement by and between Tessera Technologies, Inc. and its other executive officers

99.1	Press Release dated November 3, 2015